UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


        Date of Report (Date of earliest event reported): April 28, 2003


                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-28717                   88-0420405
(State or other Jurisdiction       (Commission File            IRS Employer
   of Incorporation)                    Number)              Identification No.)


              4062-80 Grumman Boulevard, Calverton, New York 11933 (Address of principal executive offices, including zip code)


                                 (631) 369-1100
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS.

On April 28, 2003, the board of directors of AdZone Research, Inc passed a resolution whereby the board authorizes the repurchase of up to $150,000 of the companies stock in the open market. The board feels that this is in the best interest of the shareholders. The company shall reserve 5% of the first $3 Million of revenues from contracts generated in the current fiscal year for this plan. The money may be utilized immediately upon receipt. The board authorizes the CEO to use his discretion in directing the repurchase.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 29, 2003                   ADZONE RESEARCH, INC.


                                        By: /s/ CHARLES CARDONA
                                           -----------------------
                                           Charles Cardona
                                           President, Chief Executive Officer